                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 29, 2001





                          McDERMOTT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




    REPUBLIC OF PANAMA                   1-8430                72-0593134
(State or other jurisdiction          (Commission)            (IRS Employer
     of incorporation                   File No.)           Identification No.)


1450 Poydras Street, New Orleans, Louisiana                  70112-6050
  (Address of principal executive offices)                   (Zip Code)

Registrant's Telephone Number, including Area Code:  (504) 587-5400

Item 2.           DISPOSITION OF ASSETS



On October 29, 2001, we sold McDermott Engineers & Constructors (Canada) Ltd. ("MECL") to Jacobs Canada Inc., a Canadian wholly-owned subsidiary of Jacobs Engineering Group, Inc., a Delaware corporation ("Jacobs"). Under the terms of the sale, we received approximately $47,500,000 cash, subject to certain adjustments and retained certain liabilities of MECL and certain of its subsidiaries as outlined in the acquisition agreement. We agreed on the consideration, as well as the other terms of the transaction, after arms'-length negotiation with Jacobs. We will use the cash proceeds to pay down debt and for other general corporate purposes. The liabilities we retained relate to prior operations of MECL, and certain of its subsidiaries, and are not debt obligations. We do not consider the retained liabilities to be significant.

MECL and its subsidiaries provide engineering, construction and maintenance services to various industries including upstream oil & gas, petroleum refining, petrochemicals, and chemicals. MECL is headquartered in Calgary, Alberta, and has operations in Canada and the United Kingdom.

Item 7.       PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following pro forma financial information and exhibits are filed as a part of this report.

(b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

         Item                                                               Page
         ----                                                               ----
         McDermott International Inc. Pro Forma Condensed Consolidated
                  Financial Statements (Unaudited):

                  Pro Forma Condensed Consolidated Balance Sheet
                     -  September 30, 2001                                   4

                  Pro Forma Condensed Consolidated Statement of Loss
                     -  Year Ended December 31, 2000                         5

                  Pro Forma Condensed Consolidated Statement of Income
                     -  Nine Months ended September 30, 2001                 6

                  Notes to the Pro Forma Condensed Consolidated Financial
                     Statements                                              7

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2001 gives effect to the sale of MECL as if it had occurred on September 30, 2001. The Unaudited Pro Forma Condensed Consolidated Statements of Income (Loss) for the year ended December 31, 2000 and the nine month period ended September 30, 2001 give effect to the sale as if it had occurred on January 1 of each period presented. The pro forma financial information is based on our previously reported historical financial statements using the assumptions and adjustments in the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements. We have not yet finalized all aspects of this sale, including certain adjustments to the transaction consideration. The pro forma condensed consolidated financial statements should be read in conjunction with our historical consolidated financial statements and notes thereto contained in our annual report on Form 10-K for the fiscal year ended December 31, 2000 and our quarterly report on Form 10-Q for the quarter ended September 30, 2001.

                          McDERMOTT INTERNATIONAL INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2001

                                                                        Pro Forma
ASSETS                                             Historical        Adjustments (1)         Pro Forma
------                                             ----------        ---------------         ---------
                                                                      (In thousands)
Current Assets:
  Cash and cash equivalents                        $   90,643          $ 47,500(2)           $  138,143
  Accounts and notes receivable                       356,032           (42,780)                313,252
  Contracts in progress                               106,987           (14,388)                 92,599
  Other current assets                                 92,435            (5,001)                 87,434
                                                   ----------          --------              ----------

  Total Current Assets                                646,097           (14,669)                631,428
                                                   ----------          --------              ----------

Property, Plant and Equipment, at Cost              1,255,015            (4,811)              1,250,204
  Less accumulated depreciation                       893,455            (2,620)                890,835
                                                   ----------          --------              ----------

Net Property, Plant and Equipment                     361,560            (2,191)                359,369
                                                   ----------          --------              ----------

Investments                                           330,800               (67)                330,733
                                                   ----------          --------              ----------

Investment in B&W                                     186,966                --                 186,966
                                                   ----------          --------              ----------

Excess of Cost Over Fair Value of Net
   Assets of Purchased Businesses                     336,061              (524)                335,537
                                                   ----------          --------              ----------

Prepaid Pension Costs                                 152,205                --                 152,205
                                                   ----------          --------              ----------

Other Assets                                           88,477            (1,143)                 87,334
                                                   ----------          --------              ----------
      TOTAL                                        $2,102,166          $(18,594)             $2,083,572
                                                   ==========          ========              ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Notes and accounts payable and current
      maturities of long term debt                 $  435,510          $(16,364)             $  419,146
   Advance billings on contracts                      125,540           (13,179)                112,361
   Accrued employee benefits                           65,330            (4,096)                 61,234
   Other current liabilities                          308,133            (8,381)(3)             299,752
                                                   ----------          --------              ----------
   Total Current Liabilities                          934,513           (42,020)                892,493
                                                   ----------          --------              ----------

Long-term Debt                                         96,589                --                  96,589
                                                   ----------          --------              ----------
Other Liabilities                                     262,205               (66)                262,139
                                                   ----------          --------              ----------
Stockholders' Equity:
   Common stock                                        63,396                --                  63,396
   Other stockholders' equity                         745,463            23,492(2)              768,955
                                                   ----------          --------              ----------
              Total Stockholders' Equity              808,859            23,492                 832,351
                                                   ----------          --------              ----------
           TOTAL                                   $2,102,166          $(18,594)             $2,083,572
                                                   ==========          ========              ==========

            See accompanying Notes to Unaudited Pro Forma Condensed
                       Consolidated Financial Statements.

                          McDERMOTT INTERNATIONAL INC.
          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                            Pro Forma
                                                    Historical           Adjustments (1)          Pro Forma
                                                    ----------           ---------------          ---------
                                                                         (In thousands)
Revenues                                           $  1,877,753           $   (425,974)          $ 1,451,779
                                                   ------------           ------------           -----------
Costs and Expenses:
   Cost of operations                                 1,664,481               (402,230)            1,262,251
   Selling, general and
      administrative expenses                           205,279                (14,609)              190,670
                                                   ------------           ------------           -----------

   Total Costs and Expenses                           1,869,760               (416,839)            1,452,921
                                                   ------------           ------------           -----------

Equity in Loss of Investees                              (9,741)                   (50)               (9,791)
                                                   ------------           ------------           -----------

Operating Income Loss                                    (1,748)                (9,185)              (10,933)
                                                   ------------           ------------           -----------

Other Income (Expense):
   Interest income                                       27,121                   (549)               26,572
   Interest expense                                     (43,709)                    --               (43,709)
   Other-net                                              8,359                    464                 8,823
                                                   ------------           ------------           -----------

    Total Other Expense                                  (8,229)                   (85)               (8,314)
                                                   ------------           ------------           -----------
Loss Before Provision For Income Taxes                   (9,977)                (9,270)              (19,247)
                                                   ------------           ------------           -----------

Provision for (Benefit from) Income Taxes                12,105                 (1,211)               10,894
                                                   ------------           ------------           -----------

Net Loss                                           $    (22,082)          $     (8,059)          $   (30,141)
                                                   ============           ============           ===========

Loss per Common Share:
   Basic                                                  (0.37)                                       (0.50)
   Diluted                                                (0.37)                                       (0.50)
                                                   ============           ============           ===========
Weighted Average Number of Common
    And Common Equivalent Shares:
      Basic                                          59,769,662                                   59,769,662
      Diluted                                        59,769,662                                   59,769,662
                                                   ============           ============           ===========

             See accompanying Notes to Unaudited Pro Forma Condensed
                       Consolidated Financial Statements.

                          McDERMOTT INTERNATIONAL INC.
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                                                  Pro Forma
                                                          Historical           Adjustments (1)          Pro Forma
                                                          ----------           ---------------          ---------
                                                                                (In thousands)
Revenues                                                 $  1,519,718           $   (452,048)          $ 1,067,670
                                                         ------------           ------------           -----------
Costs of Expenses:
    Cost of operations                                      1,330,324               (432,737)              897,587
    Selling, general and
        administrative expenses                               152,791                (12,151)              140,640
                                                         ------------           ------------           -----------
      Total Costs and Expenses                              1,483,115               (444,888)            1,038,227
                                                         ------------           ------------           -----------

Equity in Income of Investees                                  24,124                    (42)               24,082
                                                         ------------           ------------           -----------

Operating Income                                               60,727                 (7,202)               53,525
                                                         ------------           ------------           -----------
Other Income (Expense):
   Interest income                                             15,687                   (441)               15,246
   Interest expense                                           (31,652)                    --               (31,652)
   Other - net                                                   (829)                   (29)                 (858)
                                                         ------------           ------------           -----------
     Total Other Income (Expense)                             (16,794)                  (470)              (17,264)
                                                         ------------           ------------           -----------
Income (Loss) Before Provision For Income Taxes                43,933                 (7,672)               36,261

Provision for (Benefit from) Income Taxes                      21,063                 (3,549)               17,514
                                                         ------------           ------------           -----------
Net Income (Loss)                                        $     22,870           $     (4,123)          $    18,747
                                                         ============           ============           ===========
Earnings per Common Share:
    Basic                                                        0.38                                         0.31
    Diluted                                                      0.37                                         0.30
                                                         ------------           ------------           -----------
Weighted Average Number of Common
    And Common Equivalent Shares:
     Basic                                                 60,499,071                                   60,499,071
     Diluted                                               62,599,066                                   62,599,066
                                                         ============           ============           ===========


             See accompanying Notes to Unaudited Pro Forma Condensed
                       Consolidated Financial Statements.

                          McDERMOTT INTERNATIONAL INC.
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS



Balance Sheet Pro Forma Adjustments:

(1) Except as noted, this column represents the removal of assets and liabilities of MECL.

(2) This adjustment records the approximate sales proceeds, which is subject to certain adjustments outlined in the acquisition agreement, which are not yet finalized.

(3) This adjustment reflects the removal of certain liabilities of MECL net of approximately $9,300,000 of costs related to the sale, including income taxes, retained liabilities, professional fees and other costs.

Statements of Income Adjustments:

(1) This column represents the removal of the results of operations of MECL. Any estimated gain on sale of MECL, and any adjustments of interest income or expense related to use of cash proceeds are not reflected in the unaudited pro forma condensed consolidated statement of income (loss).

(c)      Exhibits

1. Acquisition agreement dated as of October 29, 2001 among McDermott International, Inc., McDermott Incorporated, Hudson Engineering (Canada) Ltd., Delta Catalytic (Holland) B.V., Jabcobs Engineering Group Inc. and Jacobs Canada Inc. The Exhibits and Schedules to the Acquisition agreement have been omitted from this report but copies will be supplied to the Commission upon request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   McDERMOTT INTERNATIONAL INC.






                                              By:  /s/Bruce F. Longaker
                                                   ----------------------------
                                                   Bruce F. Longaker
                                                   Executive Vice President and
                                                   Chief Financial Officer


November 13, 2001

                                 Exhibit Index


(c)      Exhibits

1. Acquisition agreement dated as of October 29, 2001 among McDermott International, Inc., McDermott Incorporated, Hudson Engineering (Canada) Ltd., Delta Catalytic (Holland) B.V., Jabcobs Engineering Group Inc. and Jacobs Canada Inc.